INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS April 30, 1998

                               Two World Trade Center, New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the semiannual report on the operations of InterCapital California Insured Municipal Income Trust (IIC) for the period ended April 30, 1998.

Since last fall domestic economic growth has been tempered by the deflationary impact of the Asian financial crisis. U.S. employment conditions strengthened and the unemployment rate declined to its lowest level since 1970. Inflation remained subdued despite the robust economy. In part this was the result of productivity gains and the lower costs of oil and other imports. Foreign currency turmoil strengthened the value of the U.S. dollar and created demand for U.S. Treasury securities. Municipal bonds followed the trend of Treasuries and yields declined to levels last seen 20 years ago. The bond market rally was also aided by prospects of the first federal budget surplus in more than two decades.

Municipal Market Conditions

Long-term insured index yields ended April 1998 at 5.35 percent after reaching a low of 5.15 percent in December and January. Over the past 12 months the insured index yield has declined from 5.75 percent.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


                   MMD 30 YEAR AAA INSURED AND TREASURY YIELD

DATE                AAA INS                  TSY                 % RELATIONSHIP
----                -------                  ---                 --------------
12/31/93             5.40%                   6.34%                   85.17%
01/31/94             5.40                    6.24                    86.54%
02/28/94             5.80                    6.66                    87.09%
03/31/94             6.40                    7.09                    90.27%
04/29/94             6.35                    7.32                    86.75%
05/31/94             6.25                    7.43                    84.12%
06/30/94             6.50                    7.61                    85.41%
07/29/94             6.25                    7.39                    84.57%
08/31/94             6.30                    7.45                    84.56%
09/30/94             6.55                    7.81                    83.87%
10/31/94             6.75                    7.96                    84.80%
11/30/94             7.00                    8.00                    87.50%
12/30/94             6.75                    7.88                    85.66%
01/31/95             6.40                    7.70                    83.12%
02/28/95             6.15                    7.44                    82.66%
03/31/95             6.15                    7.43                    82.77%
04/28/95             6.20                    7.34                    84.47%
05/31/95             5.80                    6.66                    87.09%
06/30/95             6.10                    6.62                    92.15%
07/31/95             6.10                    6.86                    88.92%
08/31/95             6.00                    6.66                    90.09%
09/29/95             5.95                    6.48                    91.82%
10/31/95             5.75                    6.33                    90.84%
11/30/95             5.50                    6.14                    89.58%
12/29/95             5.35                    5.94                    90.07%
01/31/96             5.40                    6.03                    89.55%
02/29/96             5.60                    6.46                    86.69%
03/29/96             5.85                    6.66                    87.84%
04/30/96             5.95                    6.89                    86.36%
05/31/96             6.05                    6.99                    86.55%
06/28/96             5.90                    6.89                    85.63%
07/31/96             5.85                    6.97                    83.93%
08/30/96             5.90                    7.11                    82.98%
09/30/96             5.70                    6.93                    82.25%
10/31/96             5.65                    6.64                    85.09%
11/29/96             5.50                    6.35                    86.61%
12/31/96             5.60                    6.63                    84.46%
01/31/97             5.70                    6.79                    83.95%
02/28/97             5.65                    6.80                    83.09%
03/31/97             5.90                    7.10                    83.10%
04/30/97             5.75                    6.94                    82.85%
05/30/97             5.65                    6.91                    81.77%
06/30/97             5.60                    6.78                    82.60%
07/30/97             5.30                    6.30                    84.13%
08/31/97             5.50                    6.61                    83.21%
09/30/97             5.40                    6.40                    84.38%
10/31/97             5.35                    6.15                    86.99%
11/30/97             5.30                    6.05                    87.60%
12/31/97             5.15                    5.92                    86.99%
01/31/98             5.15                    5.80                    88.79%
02/28/98             5.20                    5.92                    87.84%
03/31/98             5.25                    5.93                    88.53%
04/30/98             5.35                    5.95                    89.92%

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS April 30, 1998, continued


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


LARGEST SECTORS AS OF APRIL 30, 1998   CREDIT ENHANCEMENTS AS OF APRIL 30, 1998
(% OF NET ASSETS)                      (% OF TOTAL LONG-TERM PORTFOLIO)

TAX ALLOCATION          14%            AMBAC      23%
ELECTRIC                12%            FGIC       19%
GENERAL OBLIGATION       9%            FSA         4%
TRANSPORTATION           9%            MBIA       54%
ALL OTHER               20%
WATER & SEWER           19%
PUBLIC FACILITIES       17%

PORTFOLIO STRUCTURE IS                 PORTFOLIO STRUCTURE IS
SUBJECT TO CHANGE                      SUBJECT TO CHANGE




CALL STRUCTURE AS OF APRIL 30, 1998
(% OF TOTAL LONG-TERM PORTFOLIO)                       WEIGHTED AVERAGE
PERCENT CALLABLE                                       CALL PROTECTION: 6 YEARS





  0%    0%    2%    0%   20%   65%    1%    1%    1%    2%    1%    7%



1998  1999  2000  2001  2002  2003  2004  2005  2006  2007  2008  2009+

                                 YEAR CALLABLE


PORTFOLIO STRUCTURE IS
SUBJECT TO CHANGE

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS April 30, 1998, continued


The yield on one-year notes was 3.75 percent at the end of April 1998. Thus, the yield pickup for extending maturities from 1 to 30 years was 160 basis points.

The overall decline in interest rates led to an increase in new-issue municipal volume. In contrast, the U.S. Treasury's borrowing needs declined with the reduction in the deficit. Under these conditions, the municipal rally lagged the rally in Treasuries. The ratio of municipal yields to Treasury yields improved from 87 percent in October to almost 90 percent in April. A year ago the ratio was a relatively rich 83 percent. A rising ratio means that municipals have underperformed Treasuries but have become relatively more attractive.

Total municipal volume increased 20 percent in 1997. New-issue supply totaled $220 billion last year, with half the underwritings enhanced with bond insurance. Refundings represented one-quarter of total new issues. California new-issue underwriting represented 13 percent of national volume. For the year-to-date, municipal underwriting is up 60 percent with refunding issues comprising one-third of the total.

Performance

During the six-month period ended April 30, 1998, the Trust's net asset value
(NAV) improved from $14.27 to $14.38. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.38 per share, the Trust's total NAV return was 3.52 percent. IIC's price on the New York Stock Exchange declined from $13.375 to $13.1875 per share. Based on this change in market price plus reinvestment of dividends, the Trust's total market return was
1.29 percent. On April 30, 1998 IIC was trading at a 8.29 percent discount to NAV. This means that the market price of the common stock was lower than the NAV.

Monthly dividends payable in the second quarter of 1998 were declared in March and remained unchanged at $0.0625 per share. The level of undistributed net investment income was $0.100 per share essentially unchanged versus six-months ago.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding Auction Rate Preferred Shares (ARPS), including their purchase in the open market or in privately negotiated transactions.

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS April 30, 1998, continued


Portfolio Structure

The Trust remained fully invested in long-term municipal bonds during the period. Investments were diversified among 10 long-term sectors and 37 credits. The Trust's weighted average maturity and call protection were 21 and 6 years, respectively. To assure timely payment of principal and interest, each position in the portfolio was backed by triple "A" rated bond insurance.

The Impact of Leveraging

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding ARPS. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first is the amount of ARPS outstanding, the second the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the six-month period, ARPS leverage contributed approximately $0.03 per share to common share earnings. Weekly ARPS yields ranged between 2.65 and 5.00 percent. IIC's four ARPS series totaled $65 million and represented 26 percent of net assets.

Looking Ahead

The economic fundamentals are in place for another year of solid, albeit less spectacular, domestic growth in 1998. Events in Asia have strengthened the U.S. dollar and contributed to lower interest rates. The Asian financial crisis seems likely to moderate U.S. economic growth and inflationary pressures. While this outlook is favorable for municipal bonds it is possible that the Federal Reserve Board may begin to tighten monetary policy if capacity and labor constraints cause cost pressures to mount.

We appreciate your ongoing support of InterCapital California Insured Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited)

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (97.8%)
            General Obligation (8.5%)
            California,
  $ 9,000    Various Purpose 04/01/93 (FSA) .................................  5.50 %   04/01/19    $9,092,340
    4,000    Veterans Ser BD, BE & BF (AMT)(AMBAC) ..........................  6.375    02/01/27     4,086,360
            Industry,
    3,000    Refg Issue of 1993 (MBIA) ......................................  5.50     07/01/13     3,082,590
    4,900    Refg Issue of 1993 (MBIA) ......................................  5.50     07/01/16     5,024,313
-----------                                                                                       --------------
   20,900                                                                                           21,285,603
-----------                                                                                       --------------
            Electric Revenue (12.3%)
    5,000   Los Angeles Department of Water & Power, Refg Issue of 1993
             (Secondary MBIA) ...............................................  5.875    09/01/30     5,194,000
    8,000   M-S-R Public Power Agency, San Juan Refg Ser F (AMBAC) ..........  6.00     07/01/20     8,456,640
    7,000   Northern California Transmission Agency, California-Oregon
             Transmission Refg Ser 1993 A (MBIA) ............................  5.25     05/01/20     6,910,120
            Sacramento Municipal Utility District,
    3,000    Refg 1993 Ser D (FGIC) .........................................  5.25     11/15/12     3,044,700
    7,000    Refg 1993 Ser D (MBIA) .........................................  5.625    11/15/15     7,187,600
-----------                                                                                       --------------
   30,000                                                                                           30,793,060
-----------                                                                                       --------------
            Hospital Revenue (6.9%)
    4,150   Bakersfield, Adventist Health West Ser 1993 (MBIA) ..............  5.50     03/01/19     4,180,212
            California Health Facilities Financing Authority,
    3,000    Cedars-Sinai Medical Center Ser 1997 A (MBIA) ..................  5.25     08/01/27     2,925,330
    3,000    Children's Hospital-San Diego Ser 1993 (MBIA) ..................  5.75     07/01/23     3,081,210
    5,000   California Statewide Communities Development Authority,
             UniHealth America 1993 Ser A COPs (AMBAC) ......................  5.50     10/01/14     5,097,300
    2,000   Marysville, Fremont-Rideout Health Refg Ser 1993-A (AMBAC)  .....  5.55     01/01/13     2,054,080
-----------                                                                                       --------------
   17,150                                                                                           17,338,132
-----------                                                                                       --------------
            Mortgage Revenue-Single Family (1.3%)
    3,000   California Housing Financing Agency, Home 1996 Ser E (AMT)(MBIA)   6.05     08/01/15     3,157,680
-----------                                                                                       --------------
            Public Facilities Revenue (16.8%)
   10,000   Alameda County, Santa Rita Jail 1993 Refg COPs (MBIA) ...........  5.70     12/01/14    10,488,400
   14,000   Beverly Hills Public Financing Authority, 1993 Refg Ser A (MBIA)   5.65     06/01/15    14,368,200
    9,000   California Public Works Board, Corrections Refg 1993 Ser B
             (MBIA)  ........................................................  5.50     12/01/12     9,280,800
    3,000   Irvine Unified School District-Community Facilities District
             #86-1, Special Tax Ser 1998 (AMBAC) ............................  5.00     11/01/19     2,892,780
    5,000   Modesto, Community Center Refg 1993 Ser A COPs (AMBAC) ..........  5.00     11/01/23     4,832,200
-----------                                                                                       --------------
   41,000                                                                                           41,862,380
-----------                                                                                       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       5

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            Tax Allocation Revenue (14.3%)
  $ 7,000   Long Beach Financing Authority, Ser 1992 (AMBAC) ................  5.50 %   11/01/22   $ 7,044,310
    5,000   Orange Redevelopment Agency, Southwest Refg Issue of 1993 A
             (AMBAC)  .......................................................  5.70     10/01/23     5,154,700
    6,000   Port Hueneme Redevelopment Agency, Central Community 1993 Refg
             (AMBAC) ........................................................  5.50     05/01/23     6,055,440
    5,000   Poway Redevelopment Agency, Paguay Sub Refg Ser 1993 (FGIC) .....  5.50     12/15/23     5,049,250
    3,000   Riverside Redevelopment Agency, Merged Refg 1993 Ser A (MBIA)  ..  5.625    08/01/23     3,044,670
    5,000   Santa Clara Redevelopment Agency, Bayshore North 1992 Refg
             (AMBAC)  .......................................................  5.75     07/01/14     5,253,400
    4,000   Simi Valley Public Financing Authority, 1993 Refg (MBIA) ........  5.50     09/01/15     4,065,920
-----------                                                                                       --------------
   35,000                                                                                           35,667,690
-----------                                                                                       --------------
            Transportation Facilities Revenue (8.9%)
    6,000   Los Angeles County Metropolitan Transportation Authority, Sales
             Tax Refg Ser 1993-A (MBIA) .....................................  5.625    07/01/18     6,150,540
    6,000   Los Angeles County Transportation Commission, Second Sr Ser 1992
             A (MBIA) .......................................................  6.00     07/01/23     6,495,240
    5,000   San Francisco Airports Commission, San Francisco Int'l Airport
             Second Ser Refg Issue 2 (MBIA) .................................  6.75     05/01/20     5,522,050
            San Francisco Bay Area Rapid Transit District,  .................
    1,255    Sales Tax Ser 1995 (FGIC) ......................................  5.50     07/01/20     1,268,880
    1,000    Sales Tax Ser 1998 (AMBAC) .....................................  4.75     07/01/23       918,770
    2,000   San Joaquin Hills Transportation Corridor Agency, Toll Road
             Refg Ser 1997 A (MBIA)  ........................................  5.25     01/15/30     1,960,480
-----------                                                                                       --------------
   21,255                                                                                           22,315,960
-----------                                                                                       --------------
            Water & Sewer Revenue (19.4%)
   10,000   California Department of Water Resources, Central Valley Ser L
             (Secondary MBIA) ...............................................  5.75     12/01/19    10,297,300
    7,000   Eastern Municipal Water District, Ser 1993-A COPs (FGIC) ........  5.25     07/01/23     6,865,320
   10,000   Los Angeles, Wastewater Refg Ser 1993-A (MBIA) ..................  5.80     06/01/21    10,351,300
    3,000   Oceanside, Water 1993 Refg COPs (AMBAC) .........................  5.70     08/01/14     3,141,030
    3,500   Redding Joint Powers Financing Authority, Wastewater Refg 1992
             Ser A (FGIC) ...................................................  6.00     12/01/11     3,740,660
    5,000   Santa Maria, Local Water & Refg Ser 1993 COPs (FGIC) ............  5.50     08/01/21     5,036,300
    9,000   South County Regional Wastewater Authority, Morgan Hill Ser
             1992 B (FGIC) ..................................................  5.50     08/01/22     9,074,880
-----------                                                                                       --------------
   47,500                                                                                           48,506,790
-----------                                                                                       --------------
            Other Revenue (4.1%)
   10,000   Puerto Rico Telephone Authority, Refg Ser M (MBIA) ..............  5.45     01/16/15    10,205,500
-----------                                                                                       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       6

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            Refunded (5.3%)
  $  1,045  San Francisco Bay Area Rapid Transit District, Sales Tax Ser
             1995 (FGIC) ....................................................  5.50%    07/01/05+  $  1,117,283
    12,000  Southern California Public Power Authority, Power 1993 Sub Refg
             Ser A (FGIC)(ETM) ..............................................  5.45     07/01/17     12,233,880
-----------                                                                                       --------------
    13,045                                                                                           13,351,163
-----------                                                                                       --------------
   238,850  TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $235,573,118) ...........  244,483,958
-----------                                                                                       --------------
            CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATION (0.4%)
     1,000  Newport Beach, Hoag Memorial Hospital/Presbyterian Ser 1992
             (Demand 05/01/98) (Identified Cost $1,000,000) .................  4.20*    10/01/22      1,000,000
-----------                                                                                       --------------
  $239,850  TOTAL INVESTMENTS (Identified Cost $236,573,118) (a) .....................      98.2%   245,483,958
===========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ..........................       1.8      4,373,068
                                                                                          ------- --------------
            NET ASSETS ...............................................................     100.0%  $249,857,026
                                                                                          ======= ==============

--------------
AMT    Alternative Minimum Tax.
COPs   Certificates of Participation.
ETM    Escrowed to maturity.
*      Current coupon of variable rate demand obligation.
+      Prerefunded to call date shown.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $8,974,919 and the aggregate gross unrealized depreciation is $64,079, resulting in net unrealized appreciation of $8,910,840.

Bond Insurance:

AMBAC  AMBAC Indemnity Corporation.
FGIC   Financial Guaranty Insurance Company.
FSA    Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
April 30, 1998 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $236,573,118)..........................................    $245,483,958
Cash.....................................................................         249,132
Interest receivable......................................................       4,372,965
Prepaid expenses ........................................................          69,351
                                                                             ------------
  TOTAL ASSETS ..........................................................     250,175,406
                                                                             ------------
LIABILITIES:
Payable for:
  Dividends to preferred shareholders ...................................         142,442
  Investment management fee .............................................          82,505
Accrued expenses ........................................................          93,433
                                                                             ------------
  TOTAL LIABILITIES .....................................................         318,380
                                                                             ------------
  NET ASSETS ............................................................    $249,857,026
                                                                             ============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized of
 non-participating $.01 par value, 1,300 shares outstanding)  ...........    $ 65,000,000
                                                                             ------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 12,857,713 shares outstanding)..........................     181,185,834
Net unrealized appreciation .............................................       8,910,840
Accumulated undistributed net investment income..........................       1,285,205
Accumulated net realized loss ...........................................      (6,524,853)
                                                                             ------------
  NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ..........................     184,857,026
                                                                             ------------
  TOTAL NET ASSETS ......................................................    $249,857,026
                                                                             ============
NET ASSET VALUE PER COMMON SHARE
 ($184,857,026 divided by 12,857,713 common shares outstanding) .........          $14.38
                                                                             ============

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF OPERATIONS
For the six months ended April 30, 1998 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME ......................    $6,689,178
                                          ----------
EXPENSES
Investment management fee.............       439,058
Auction commission fees...............       108,497
Professional fees ....................        51,830
Transfer agent fees and expenses .....        30,817
Auction agent fees....................        17,580
Registration fees ....................        12,741
Shareholder reports and notices  .....        10,277
Trustees' fees and expenses...........         9,317
Custodian fees .......................         5,802
Organizational expenses ..............         2,324
Other.................................        14,451
                                          ----------
  TOTAL EXPENSES .....................       702,694
Less: expense offset .................        (5,745)
                                          ----------
  NET EXPENSES .......................       696,949
                                          ----------
  NET INVESTMENT INCOME ..............     5,992,229
                                          ----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain.....................       216,449
Net change in unrealized
 appreciation.........................     1,205,079
                                          ----------
  NET GAIN ...........................     1,421,528
                                          ----------
NET INCREASE .........................    $7,413,757
                                          ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE SIX     FOR THE YEAR
                                                     MONTHS ENDED        ENDED
                                                    APRIL 30, 1998  OCTOBER 31, 1997
-------------------------------------------------------------------------------------
                                                      (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .............................  $  5,992,229     $ 12,275,923
Net realized gain..................................       216,449          270,892
Net change in unrealized
 appreciation/depreciation.........................     1,205,079        8,532,314
                                                     ------------     ------------
  NET INCREASE ....................................     7,413,757       21,079,129
                                                     ------------     ------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Preferred .........................................    (1,184,578)      (2,315,881)
Common ............................................    (4,829,624)      (9,783,367)
                                                     ------------     ------------
  TOTAL ...........................................    (6,014,202)     (12,099,248)
                                                     ------------     ------------
Decrease from transactions in common shares of
 beneficial interest...............................      (668,273)      (4,063,806)
                                                     ------------     ------------
  NET INCREASE ....................................       731,282        4,916,075
NET ASSETS:
Beginning of period................................   249,125,744      244,209,669
                                                     ------------     ------------
  END OF PERIOD
  (Including undistributed net investment income
  of $1,285,205 and $1,307,178, respectively) .....  $249,857,026     $249,125,744
                                                     ============     ============

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited)


1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital California Insured Municipal Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on November 2, 1992 and commenced operations on February 26, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited) continued


income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES-- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $36,000 which have been reimbursed for the full amount thereof. Such expenses were deferred and fully amortized as of February 26, 1998.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1998 aggregated $3,875,430 and $3,519,160, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 1998, the Trust had transfer agent fees and expenses payable of approximately $2,500.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited) continued


retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,373. At April 30, 1998, the Trust had an accrued pension liability of $31,643 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 4 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                      AMOUNT IN                RESET        RANGE OF
 SERIES    SHARES*    THOUSANDS*    RATE*       DATE    DIVIDEND RATES**
 ------    -------    ----------    -----       ----    ----------------
    1        200       $10,000       4.25 %   05/04/98    2.90%-5.00%
    2        400        20,000       3.80     09/08/98        3.80
    3        500        25,000       3.85     07/13/98        3.85
    4        200        10,000       4.299    05/04/98     2.65-4.299

------------
*       As of April 30, 1998.
**      For the six months ended April 30, 1998.

Subsequent to April 30, 1998 and up through June 5, 1998 the Trust paid dividends to Series 1 through 4 at rates ranging from 3.26% to 4.299%, respectively, in the aggregate amount of $360,849.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited) continued


The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                        CAPITAL
                                                                                                        PAID IN
                                                                                                       EXCESS OF
                                                                             SHARES      PAR VALUE     PAR VALUE
                                                                             ------      ---------     ---------
Balance, October 31, 1996 ...............................................  13,229,713    $132,297    $185,785,616
Treasury shares purchased and retired (weighted average discount 7.81%)*     (323,300)     (3,233)     (4,060,573)
                                                                           ----------    --------    ------------
Balance, October 31, 1997 ...............................................  12,906,413     129,064     181,725,043
Treasury shares purchased and retired (weighted average discount 5.95%)*      (48,700)       (487)       (667,786)
                                                                           ----------    --------    ------------
Balance, April 30, 1998 .................................................  12,857,713    $128,577    $181,057,257
                                                                           ==========    ========    ============

--------------
*  The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1997, the Trust had a net capital loss carryover of approximately $6,741,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 in the following years:

                               AMOUNT IN THOUSANDS

                             2002      2003     2004
                             ----      ----     ----
                            $4,524    $1,938    $279
                            ======    ======    ====

7. DIVIDENDS TO COMMON SHAREHOLDERS

On March 24, 1998, the Trust declared the following dividends from net investment income:

                    AMOUNT           RECORD            PAYABLE
                   PER SHARE          DATE               DATE
                   ---------          ----               ----
                    $0.0625       May 8, 1998       May 22, 1998
                    $0.0625      June 5, 1998       June 19, 1998

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                                               FOR THE PERIOD
                                                FOR THE SIX           FOR THE YEAR ENDED OCTOBER 31**        FEBRUARY 26, 1993*
                                               MONTHS ENDED    --------------------------------------------        THROUGH
                                             APRIL 30, 1998**   1997        1996        1995        1994     OCTOBER 31, 1993**
--------------------------------------------------------------------------------------------------------------------------------
                                               (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......      $ 14.27       $ 13.55     $13.40      $11.29      $ 14.87       $  14.06
                                                 -------       -------     ------      ------      -------       --------
Net investment income .....................         0.47          0.94       0.93        0.92         1.07           0.62
Net realized and unrealized gain (loss) ...         0.11          0.68       0.05        2.12        (3.57)          0.89
                                                 -------       -------     ------      ------      -------       --------
Total from investment operations ..........         0.58          1.62       0.98        3.04        (2.50)          1.51
                                                 -------       -------     ------      ------      -------       --------
Less dividends and distributions from:
 Net investment income ....................        (0.38)        (0.75)     (0.72)      (0.77)       (0.87)         (0.43)
 Common share equivalent of dividends paid
 to preferred shareholders.................        (0.09)        (0.18)     (0.17)      (0.18)       (0.20)         (0.11)
 Net realized gain ........................         --            --         --          --          (0.01)          --
                                                 -------       -------     ------      ------      -------       --------
Total dividends and distributions  ........        (0.47)        (0.93)     (0.89)      (0.95)       (1.08)         (0.54)
                                                 -------       -------     ------      ------      -------       --------
Anti-dilutive effect of acquiring treasury
 shares....................................         --            0.03       0.06        0.02         --             --
                                                 -------       -------     ------      ------      -------       --------
Offering costs charged against capital  ...         --            --         --          --           --            (0.16)
                                                 -------       -------     ------      ------      -------       --------
Net asset value, end of period ............      $ 14.38       $ 14.27     $13.55      $13.40      $ 11.29       $  14.87
                                                 =======       =======     ======      ======      =======       ========
Market value, end of period ...............      $13.188       $13.375     $12.00      $11.75      $11.125       $ 15.375
                                                 =======       =======     ======      ======      =======       ========
TOTAL INVESTMENT RETURN+ ..................         1.29% (1)    18.22%      8.54%      12.93%      (22.82)%         5.39%(1)

RAIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS:
Total expenses ............................         0.75% (2)     0.74%      0.76%       0.81%(3)     0.89%          0.73%(2)
Net investment income before preferred
 stock dividends...........................         6.43%(2)      6.85%      6.93%       7.39%        8.12%          6.39%(2)
Preferred stock dividends .................         1.27%(2)      1.29%      1.24%       1.44%        1.54%          1.11%(2)
Net investment income available to common
 shareholders..............................         5.16%(2)      5.56%      5.69%       5.95%        6.58%          5.28%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...     $249,857      $249,126   $244,210    $249,232     $243,676       $309,759
Asset coverage on preferred shares at end
 of period.................................          384%          382%       375%        383%         287%           309%
Portfolio turnover rate ...................            1%(1)         4%         1%          1%          12%             2%(1)

--------------
*      Commencement of operations.
** The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)    Not annualized.
(2)    Annualized.
(3)    Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.



INTERCAPITAL
CALIFORNIA
INSURED
MUNICIPAL
INCOME
TRUST



SEMIANNUAL REPORT
APRIL 30, 1998